 Exhibit 99.1
PROLOGIS, L.P.
LETTER OF TRANSMITTAL AND CONSENT
Offers to Exchange
All Outstanding Notes of the Series of Notes
Issued by Duke Realty Limited Partnership (“Duke Realty OP’’) as Specified Below
For
The Corresponding Series of Notes
Issued by Prologis, L.P. (“Prologis OP”),
And Solicitation of Consents to Amend the Duke Realty Indentures
Early Expiration Date: 5:00 p.m., New York City Time, September 14, 2022 unless extended
Final Expiration Date: 5:00 p.m., New York City Time, October 4, 2022 unless extended
Aggregate Principal Amount	Series of Notes Issued by Duke Realty OP to be Exchanged (Collectively, the “Duke Realty Notes”)	CUSIP No. of the Duke Realty Notes	Series of Notes to be Issued by Prologis OP (Collectively, the “Prologis Notes”)
$375,000,000	3.250% Senior Notes due June 30, 2026	26441YAZ0	3.250% Senior Notes due June 30, 2026
$475,000,000	3.375% Senior Notes due December 15, 2027	26441YBA4	3.375% Senior Notes due December 15, 2027
$50,000,000	7.250% Senior Notes due June 15, 2028	26441QAC8	7.250% Senior Notes due June 15, 2028
$450,000,000	4.000% Senior Notes due September 15, 2028	26441YBB2	4.000% Senior Notes due September 15, 2028
$400,000,000	2.875% Senior Notes due November 15, 2029	26441YBC0	2.875% Senior Notes due November 15, 2029
$350,000,000	1.750% Senior Notes due July 1, 2030	26441YBE6	1.750% Senior Notes due July 1, 2030
$450,000,000	1.750% Senior Notes due February 1, 2031	26441YBF3	1.750% Senior Notes due February 1, 2031
$500,000,000	2.250% Senior Notes due January 15, 2032	264414AX1	2.250% Senior Notes due January 15, 2032
$325,000,000	3.050% Senior Notes due March 1, 2050	26441YBD8	3.050% Senior Notes due March 1, 2050
THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 4, 2022, UNLESS EXTENDED (THE “FINAL EXPIRATION DATE”). DUKE REALTY NOTES TENDERED IN THE EXCHANGE OFFERS MAY BE VALIDLY WITHDRAWN AT ANY TIME PRIOR TO THE FINAL EXPIRATION DATE. A HOLDER VALIDLY TENDERING DUKE REALTY NOTES FOR EXCHANGE WILL, BY TENDERING THOSE NOTES, ALSO BE DEEMED TO HAVE VALIDLY DELIVERED ITS CONSENT TO THE APPLICABLE PROPOSED AMENDMENTS TO THE APPLICABLE DUKE REALTY INDENTURE. A HOLDER MAY ONLY REVOKE A CONSENT BY VALIDLY WITHDRAWING THE RELATED DUKE REALTY NOTES PRIOR TO THE EARLY EXPIRATION DATE (AS DEFINED BELOW). IF A HOLDER VALIDLY TENDERS DUKE REALTY NOTES PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 14, 2022, UNLESS EXTENDED (THE “EARLY EXPIRATION DATE”), SUCH HOLDER MAY VALIDLY WITHDRAW SUCH TENDER AND THE RELATED CONSENT PRIOR TO THE EARLY EXPIRATION DATE. IF A HOLDER VALIDLY TENDERS DUKE REALTY NOTES PRIOR TO THE EARLY EXPIRATION DATE, SUCH HOLDER MAY VALIDLY WITHDRAW SUCH TENDER AFTER THE EARLY EXPIRATION DATE AND BEFORE THE FINAL EXPIRATION DATE, BUT SUCH HOLDER MAY NOT WITHDRAW THE RELATED CONSENT. IF A HOLDER TENDERS DUKE REALTY NOTES AFTER THE EARLY EXPIRATION DATE AND BEFORE THE FINAL EXPIRATION DATE, SUCH HOLDER MAY WITHDRAW SUCH TENDER AND THE RELATED CONSENT AT ANY TIME PRIOR TO THE FINAL EXPIRATION DATE.

Deliver to the Exchange Agent:
D.F. KING & CO., INC.
By Facsimile (Eligible Institutions Only): 212-709-3328 Attention: Michael Horthman For Information or Confirmation by Telephone: (212) 232-3233	By Mail or Hand: 48 Wall Street New York, New York 10005 Attention: Michael Horthman
DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND CONSENT SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.
The undersigned hereby acknowledges receipt of the preliminary prospectus dated August 31, 2022 (the “Prospectus”) of Prologis OP, as issuer, and this Letter of Transmittal and Consent (this “Letter of Transmittal”), which together describe (a) the offers of Prologis OP (each, an “exchange offer” and collectively, the “exchange offers”) to exchange each properly tendered and accepted Duke Realty Note of a series listed on the cover page of this Letter of Transmittal and Consent issued by Duke Realty OP, for a new Prologis Note of a corresponding series to be issued by Prologis OP in a principal amount equal to the exchange price for such tendered Duke Realty Note and (b) the solicitation of consents by Prologis OP (each, a “consent solicitation” and collectively, the “consent solicitations”), on behalf of the combined company (as defined below), to amend (i) the Indenture, dated September 19, 1995, between Duke Realty OP and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association (successor in interest to The First National Bank of Chicago)), as trustee, as amended and supplemented (the “1995 Indenture”) and (ii) the Indenture, dated July 28, 2006, between Duke Realty OP and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as trustee, as amended and supplemented (the “2006 Indenture” and, together with the 1995 Indenture, the “Duke Realty Indentures”), in the case of each of (a) and (b) above, upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal. All capitalized terms used in this Letter of Transmittal and not defined herein shall have the meanings ascribed to them in the Prospectus.
The board of directors of Prologis, Inc. (“Prologis”) and the board of directors of Duke Realty Corporation (“Duke Realty”) have each approved an agreement to combine Prologis and Duke Realty through a merger. Prologis will be the surviving entity in the merger.
In exchange for each $1,000 principal amount of Duke Realty Notes that is validly tendered (and not validly withdrawn) prior to the Early Expiration Date and accepted by Prologis OP, holders will receive total consideration consisting of (i) the exchange consideration of $970 principal amount of Prologis Notes plus $1 in cash and (ii) an “Early Participation Premium” of $30 principal amount of Prologis Notes.
In exchange for each $1,000 principal amount of Duke Realty Notes that is validly tendered (and not validly withdrawn) after the Early Expiration Date but prior to the Final Expiration Date and accepted by Prologis OP, holders will receive only the exchange consideration consisting of $970 principal amount of Prologis Notes plus $1 in cash.
Prologis Notes will be issued in minimum denominations of $1,000 and whole multiples of $1,000 in excess thereof. If, under the terms of the exchange offers, any tendering holder would be entitled to receive a Prologis Note in a principal amount that is not a whole multiple of $1,000, the principal amount of such Prologis Note will be rounded down to the nearest whole multiple of $1,000, and Prologis OP will pay cash in an amount equal to the difference between the principal amount of the Prologis Notes due upon exchange and the principal amount of the Prologis Note actually issued in exchange therefor (plus accrued and unpaid interest on such portion, as of the date of exchange).

This Letter of Transmittal is to be used to accept one or more of the exchange offers if the applicable Duke Realty Notes are (i) to be tendered by effecting a book-entry transfer into the exchange agent’s account at The Depository Trust Company (“DTC”) and instructions are not being transmitted through DTC’s Automated Tender Offer Program (“ATOP”) or (ii) held in certificated form and thus are to be physically delivered to the exchange agent. Unless you intend to tender Duke Realty Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal, any signature guarantees and any other required documents to indicate the action you desire to take with respect to the exchange offers.
Holders of Duke Realty Notes tendering Duke Realty Notes by book-entry transfer to the exchange agent’s account at DTC may execute the tender through ATOP, and in that case need not complete, execute and deliver this Letter of Transmittal. DTC participants accepting the applicable exchange offer may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an “agent’s message” (as described in the Prospectus) to the exchange agent for its acceptance. Delivery of the agent’s message by DTC will satisfy the terms of the exchange offers as to execution and delivery of a letter of transmittal by the DTC participant identified in the agent’s message.
Holders of Duke Realty Notes held in certificated form tendering any of those Duke Realty Notes must complete, execute and deliver this Letter of Transmittal, any signature guarantees and other required documents, as well as the certificate representing those Duke Realty Notes that the holder wishes to tender in the applicable exchange offer. Delivery is not complete until the required items are actually received by the exchange agent.
Holders who tender and do not validly withdraw Duke Realty Notes pursuant to the exchange offers and consent solicitations will thereby consent to certain proposed amendments to the applicable Duke Realty Indenture, as described in the Prospectus. The completion, execution and delivery of this Letter of Transmittal (or the delivery by DTC of an agent’s message in lieu thereof) constitutes the delivery of a consent with respect to the Duke Realty Notes tendered.
Subject to the terms and conditions of the exchange offers and the consent solicitations and applicable law, Prologis OP will deposit with the exchange agent (in each case, as more fully described in the Prospectus):
•
Prologis Notes (in book-entry form); and

•
cash representing the cash due upon exchange.

Assuming the conditions to the exchange offers are satisfied or waived, Prologis OP will issue new Prologis Notes in book-entry form through DTC (as defined below) and pay the cash due upon exchange, on or about the second business day following the Final Expiration Date (the “Settlement Date”) in exchange for Duke Realty Notes that are validly tendered (and not validly withdrawn) before the Final Expiration Date and that are accepted for exchange.
The exchange agent will act as agent for the tendering holders for the purpose of receiving consents and Duke Realty Notes from, and transmitting Prologis Notes and any cash due upon exchange from Prologis OP to such holders. DTC will receive the Prologis Notes from Prologis OP and deliver Prologis Notes (in book-entry form) to or at the direction of those holders. DTC will make each of these deliveries on the same day it receives Prologis Notes with respect to Duke Realty Notes accepted for exchange, or as soon thereafter as practicable.
The term “holder” with respect to the exchange offers and the consent solicitations means any person in whose name Duke Realty Notes are registered on the books of Duke Realty OP or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offers and the consent solicitations. Holders who wish to tender their Duke Realty Notes using this Letter of Transmittal must complete it in its entirety.
PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT OR EXCHANGE AGENT.
To effect a valid tender of Duke Realty Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must complete the table entitled “Description of Duke Realty Notes Tendered and in Respect of which a Consent is Given” below and sign this Letter of Transmittal where indicated.
The Prologis Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian as specified in the table below, and the payment of any cash due upon exchange will be made by check to the undersigned (unless specified otherwise in the “Special Issuance and Payment Instructions” or “Special Delivery Instructions” below) in New York Clearing House funds. Failure to provide the information necessary to effect delivery of Prologis Notes will render a tender defective and Prologis OP will have the right, which it may waive, to reject such tender.
List below the Duke Realty Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF DUKE REALTY NOTES TENDERED AND IN RESPECT OF WHICH A CONSENT IS GIVEN
TENDERED DUKE REALTY NOTE(S)
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON DUKE REALTY NOTES. (INCLUDING CERTIFICATE NUMBER*)	TITLE OF SERIES	TOTAL PRINCIPAL AMOUNT HELD	PRINCIPAL AMOUNT TENDERED**

*
The certificate number need not be provided by book-entry holders.

**
Unless otherwise indicated, any tendering holder of Duke Realty Notes will be deemed to have tendered the entire aggregate principal amount represented by such Duke Realty Notes. The Prologis Notes will be issued only in denominations of $1,000 and whole multiples of $1,000; if Prologis OP would otherwise be required to issue a Prologis Note in a denomination other than $1,000 or a whole multiple of $1,000, Prologis OP will, in lieu of such issuance, issue a Prologis Note in a principal amount rounded down to the nearest whole multiple of $1,000 and pay cash equal to the remaining portion of the exchange price of the Duke Realty Note tendered in exchange therefor, plus accrued and unpaid interest on such portion, as of the date of exchange.

☐
CHECK HERE IF TENDERED DUKE REALTY NOTES ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED DUKE REALTY NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:
Account Number:
Transaction Code Number:
By crediting the Duke Realty Notes to the exchange agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the exchange offers, including, if applicable, transmitting to the exchange agent an agent’s message in which the holder of the Duke Realty Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Duke Realty Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the exchange agent.
SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:
The undersigned hereby (a) tenders to Prologis OP, upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal (collectively, the “Terms and Conditions”), receipt of which is hereby acknowledged, the principal amount or amounts of each series of Duke Realty Notes indicated in the table above entitled “Description of Duke Realty Notes Tendered and in Respect of Which a Consent is Given” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the series of Duke Realty Notes indicated in such table) and (b) provides to Prologis OP, on behalf of the combined company, the undersigned’s consent with respect to such principal amount or amounts of each such series of Duke Realty Notes, to the applicable proposed amendments to the applicable Duke Realty Indenture described in the Prospectus and to the execution of the related twenty-first supplemental indenture to the 1995 Indenture or twenty-first supplemental indenture to the 2006 Indenture (each, a “Twenty First Supplemental Indenture”) effecting such amendments. The undersigned understands that holders may not withhold their consent to the applicable proposed amendments if they tender their Duke Realty Notes in the exchange offers.
The undersigned understands that the tender and consent made hereby will remain in full force and effect unless and until such tender and consent are withdrawn and revoked in accordance with the procedures set forth in the Prospectus. The undersigned understands that the consent may not be revoked after 5:00 p.m., New York City time, on September 14, 2022 unless extended (the “Early Expiration Date”) and tendered Duke Realty Notes may not be withdrawn after 5:00 p.m., New York City time, on October 4, 2022 unless extended (the “Final Expiration Date”).
The undersigned understands that if a holder validly tenders Duke Realty Notes prior to the Early Expiration Date, such holder may validly withdraw such tender and the related consent prior to the Early Expiration Date, but such holder will not receive the Early Participation Premium unless such holder validly re-tenders prior to the Early Expiration Date. The undersigned further understands that if a holder validly tenders Duke Realty Notes prior to the Early Expiration Date, such holder may validly withdraw such tender after the Early Expiration Date and before the Final Expiration Date, but such holder may not withdraw the related consent and such holder will not receive the Early Participation Premium. If a holder tenders Duke Realty Notes after the Early Expiration Date and before the Final Expiration Date such holder will not receive the Early Participation Premium and such holder may withdraw such tender and the related consent at any time prior to the Final Expiration Date.
If the undersigned is not the registered holder of the Duke Realty Notes indicated in the table above entitled “Description of Duke Realty Notes Tendered and in Respect of Which a Consent is Given” or such holder’s legal representative or attorney-in-fact (or, in the case of Duke Realty Notes held through DTC, the DTC participant for whose account such Duke Realty Notes are held), then the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver a consent in respect of such Duke Realty Notes on behalf of the holder thereof, and such proxy is being delivered with this Letter of Transmittal.
The undersigned understands that Prologis OP’s obligations to consummate the exchange offers and consent solicitations for any series of Duke Realty Notes are conditioned on, among other things, (i) the receipt (and no valid revocation) of the requisite consents necessary to effect all of the proposed amendments to the applicable Duke Realty Indenture and (ii) consummation of the merger of Prologis and Duke Realty, although Prologis OP, on behalf of the combined company, will be free to waive these or other conditions with respect to any or all of the exchange offers and consent solicitations.
The undersigned understands that, upon the terms and subject to the conditions of the exchange offers, Duke Realty Notes of any series properly tendered and accepted and not validly withdrawn will be exchanged for Prologis Notes of the corresponding series. The undersigned understands that, under certain circumstances, Prologis OP may not be required to accept any of the Duke Realty Notes tendered (including any such Duke Realty Notes tendered after the Final Expiration Date). If any Duke Realty Notes are not accepted for exchange for any reason or if Duke Realty Notes are withdrawn, such unexchanged or withdrawn Duke Realty Notes will be returned without expense to the undersigned’s account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus as promptly as practicable after the Final Expiration Date or termination of the applicable exchange offer.

Subject to and effective upon the acceptance for exchange and issuance of Prologis Notes and the payment of the cash due upon exchange, for Duke Realty Notes tendered upon the terms and subject to the conditions of the exchange offers, the undersigned hereby:
(1)
irrevocably sells, assigns and transfers to or upon the order of Prologis OP or its respective subsidiaries all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the undersigned’s status as a holder of such Duke Realty Notes tendered thereby;

(2)
waives any and all rights with respect to such Duke Realty Notes (including any existing or past defaults and their consequences in respect of such Duke Realty Notes);

(3)
releases and discharges Prologis, Prologis OP, Duke Realty, Duke Realty OP and their respective subsidiaries and the Trustee from any and all claims the undersigned may have, now or in the future, arising out of or related to such Duke Realty Notes, including any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Duke Realty Notes (other than as expressly provided in the Prospectus and in this Letter of Transmittal) or to participate in any redemption or defeasance of such Duke Realty Notes, but none of the holders of Duke Realty Notes that tender any notes will be deemed to have provided any release or discharge under the U.S. federal securities laws; and

(4)
consents to the proposed amendments described in the Prospectus under “The Proposed Amendments,” as applicable.

The undersigned understands that tenders of Duke Realty Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal, if and when accepted by Prologis OP, will constitute a binding agreement between the undersigned and Prologis OP upon the Terms and Conditions.
The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Duke Realty Notes tendered hereby (with full knowledge that the exchange agent also acts as the agent of Prologis OP) with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:
(1)
transfer ownership of such Duke Realty Notes on the account books maintained by DTC together with all accompanying evidences of transfer and authenticity to or upon the order of Prologis OP;

(2)
present such Duke Realty Notes for transfer of ownership on the books of Prologis OP;

(3)
deliver to Prologis OP and the Trustee this Letter of Transmittal as evidence of the undersigned’s consent to the proposed amendments; and

(4)
receive all benefits and otherwise exercise all rights of beneficial ownership of such Duke Realty Notes, all in accordance with the terms of the exchange offers, as described in the Prospectus.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.
The undersigned hereby represents and warrants as follows:
(1)
The undersigned (i) has full power and authority to tender the Duke Realty Notes tendered hereby and to sell, assign and transfer all right, title and interest in and to such Duke Realty Notes and (ii) either has full power and authority to consent to the proposed amendments to the applicable Duke Realty Indenture or is delivering a duly executed consent (which is included in this Letter of Transmittal) from a person or entity having such power and authority.

(2)
The Duke Realty Notes being tendered hereby were owned as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and upon acceptance of such Duke Realty Notes by Prologis OP, Prologis OP will acquire good, indefeasible and unencumbered title to such Duke Realty Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by Prologis OP.
(3)
The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Prologis OP to be necessary or desirable to complete the sale, assignment and transfer of the Duke Realty Notes tendered hereby, to perfect the undersigned’s consent to the proposed amendments or to complete the execution of the applicable Twenty-First Supplemental Indenture.

(4)
The undersigned acknowledges that none of Prologis, Prologis OP, Duke Realty, Duke Realty OP, the information agent, the exchange agent, the dealer managers or any person acting on behalf of any of the foregoing has made any statement, representation, or warranty, express or implied, to it with respect to Prologis, Prologis OP, Duke Realty, Duke Realty OP or the offer or sale of any Prologis Notes, other than the information included in the Prospectus (as supplemented to the Final Expiration Date).

(5)
The undersigned has received and reviewed the Prospectus.

(6)
The terms and conditions of the exchange offers and consent solicitations shall be deemed to be incorporated in, and form a part of, this Letter of Transmittal, which shall be read and construed accordingly.

The undersigned understands that if a holder validly tenders Duke Realty Notes prior to the Early Expiration Date, such holder may validly withdraw such tender and the related consent prior to the Early Expiration Date, but such holder will not receive the Early Participation Premium unless such holder validly re-tenders prior to the Early Expiration Date. The undersigned further understands that if a holder validly tenders Duke Realty Notes prior to the Early Expiration Date, such holder may validly withdraw such tender after the Early Expiration Date and before the Final Expiration Date, but such holder may not withdraw the related consent and such holder will not receive the Early Participation Premium. If a holder tenders Duke Realty Notes after the Early Expiration Date and before the Final Expiration Date such holder will not receive the Early Participation Premium and such holder may withdraw such tender and the related consent at any time prior to the Final Expiration Date. A notice of withdrawal with respect to tendered Duke Realty Notes will be effective only if delivered to the exchange agent in accordance with the specific procedures set forth in the Prospectus.
If either of the exchange offers is amended in a manner determined by Prologis OP to constitute a material change, Prologis OP will promptly disclose such amendment by means of a supplement to the Prospectus that will be distributed to the holders of the applicable series of Duke Realty Notes, and Prologis OP will extend the relevant exchange offer to a date at least ten business days after disclosing the amendment, depending upon the significance of the amendment and the manner of disclosure to the holders, if such exchange offer would otherwise have expired during such ten business-day period.
Unless otherwise indicated under “Special Issuance and Payment Instructions,” the undersigned hereby requests that the exchange agent issue the check(s) for the cash due upon exchange in respect of any Duke Realty Notes accepted for exchange in the name of the undersigned or the undersigned’s custodian as specified in the table entitled “Description of Duke Realty Notes Tendered and in Respect of Which a Consent is Given,” and credit the DTC account specified therein for any book-entry transfers of Duke Realty Notes not accepted for exchange. If the “Special Issuance and Payment Instructions” are completed, the undersigned hereby requests that the exchange agent issue the check(s) for the cash due upon exchange in respect of any Duke Realty Notes accepted for exchange, and credit the DTC account specified for any book-entry transfers of Duke Realty Notes not accepted for exchange, in the name of the person or account indicated under “Special Issuance and Payment Instructions.”
Unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the exchange agent mail the check(s) for the cash due upon exchange in respect of any Duke Realty Notes accepted for exchange to the undersigned at the address shown below the undersigned’s signature(s). If the “Special Delivery Instructions” are completed, the undersigned hereby requests that the exchange agent issue the check(s) for the cash consideration due upon exchange in respect of any Duke Realty Notes accepted for exchange in the name of the person at the address indicated under “Special Delivery Instructions.”
If both the “Special Issuance and Payment Instructions” and “Special Delivery Instructions” provisions are completed, the undersigned hereby requests that the exchange agent mail the check(s) for the cash due upon exchange in respect of any Duke Realty Notes accepted for exchange, and credit the DTC account for any book-entry transfers of Duke Realty Notes not accepted for exchange, in the name(s) or account(s) of the person(s) and at the address indicated under “Special Issuance and Payment Instructions” and “Special Delivery Instructions.”
The undersigned recognizes that Prologis OP has no obligations under the “Special Issuance and Payment Instructions” or the “Special Delivery Instructions” provisions of this Letter of Transmittal to effect the transfer of any Duke Realty Notes from the holder(s) thereof if Prologis OP does not accept for exchange any of the principal amount of the Duke Realty Notes tendered pursuant to this Letter of Transmittal.
The acknowledgments, representations, warranties and agreements of a holder tendering Duke Realty Notes will be deemed to be repeated and reconfirmed on and as of each of the Final Expiration Date and exchange date.

SPECIAL ISSUANCE AND PAYMENT
INSTRUCTIONS
(SEE INSTRUCTIONS 2, 4 AND 5)
To be completed ONLY (i) if certificates for Duke Realty Notes not accepted for exchange and/or payment of any cash amounts are to be issued in the name of someone other than the undersigned, or (ii) if Duke Realty Notes tendered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.
Issue Duke Realty Notes and/or cash amounts to:
Name:
(PLEASE PRINT OR TYPE)
Address:
(INCLUDE ZIP CODE)
(TAX IDENTIFICATION NUMBER)
(Please also complete Substitute Form W-9 or IRS Form W-8, as applicable)
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Credit unexchanged Duke Realty Notes delivered by book-entry transfer to DTC account number set forth below:

DTC account number:
SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 2, 4 AND 5)
To be completed ONLY if certificates for Duke Realty Notes not accepted for exchange and/or payment of any cash amounts are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown in “Description of Duke Realty Notes Tendered and in Respect of Which a Consent is Given.”
Mail or deliver Duke Realty Notes and/or cash amounts to:
Name:
(PLEASE PRINT OR TYPE)
Address:
(INCLUDE ZIP CODE)
(TAX IDENTIFICATION NUMBER)

IMPORTANT: PLEASE SIGN HERE WHETHER OR NOT DUKE REALTY NOTES ARE BEING PHYSICALLY TENDERED HEREBY
(COMPLETE ACCOMPANYING FORM W-9 OR FORM W-8, AS APPLICABLE)
By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders, and consents to the applicable proposed amendments to the applicable Duke Realty Indenture (and to the execution of the applicable Twenty-First Supplemental Indenture effecting such amendments) with respect to, the principal amount of each series of Duke Realty Notes indicated in the table above entitled “Description of Duke Realty Notes Tendered and in Respect of Which a Consent is Given.”
SIGNATURE(S) REQUIRED Signature(s) of Registered Holder(s) of Duke Realty Notes	SIGNATURE(S) GUARANTEED (IF REQUIRED) See Instruction 4.
X	Certain signatures must be guaranteed by an eligible institution.
X	Signature(s) guaranteed by an eligible institution:

Dated:               , 2022
(The above lines must be signed by the registered holder(s) of Duke Realty Notes as the name(s) appear(s) on the Duke Realty Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Duke Realty Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by Prologis OP, submit evidence satisfactory to Prologis OP of such person’s authority so to act.
Authorized Signature Title (Address, Including Zip Code) (Area Code and Telephone Number) Dated: , 2022
See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)
Name:
(PLEASE PRINT OR TYPE)
Capacity:
Address:
(INCLUDE ZIP CODE)
Area Code and Telephone Number:

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS
AND CONSENT SOLICITATIONS
1.   Delivery of Letter of Transmittal.    This Letter of Transmittal is to be completed by holders either if certificates are to be forwarded herewith or if tenders of Duke Realty Notes are to be made by book-entry transfer to the exchange agent’s account at DTC and instructions are not being transmitted through ATOP.
Certificates for all physically tendered Duke Realty Notes or a confirmation of a book-entry transfer into the exchange agent’s account at DTC of all Duke Realty Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein before the Final Expiration Date of the applicable exchange offer.
Any financial institution that is a participant in DTC may electronically transmit its acceptance of the applicable exchange offer by causing DTC to transfer Duke Realty Notes to the exchange agent in accordance with DTC’s ATOP procedures for such transfer prior to the Final Expiration Date of such exchange offer. The exchange agent will make available its general participant account at DTC for the Duke Realty Notes for purposes of the exchange offers.
Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the exchange agent. No Letter of Transmittal should be sent to Prologis, Prologis OP, Duke Realty, Duke Realty OP, DTC or the dealer managers.
The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.
Holders must provide consents to all of the proposed amendments applicable to a particular series of notes or none of them. A consent purporting to consent only to some of the applicable proposed amendments (or any portion thereof) will not be valid (unless Prologis OP, in its sole discretion, waives the defect in such consent). Prologis OP reserves the right to accept consents to effect any of the Proposed Amendments or any combination thereof, to the extent that Prologis OP has received the applicable requisite consents, even if Prologis OP has not obtained each of the other requisite consents necessary to effect all of the proposed amendments.
Neither Prologis OP nor the exchange agent is under any obligation to notify any tendering holder of Prologis OP’s acceptance of tendered Duke Realty Notes prior to the expiration of the exchange offers.
2.   Delivery of Prologis Notes.    Prologis Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder’s custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the table entitled “Description of the Duke Realty Notes Tendered and in Respect of Which a Consent is Given.” Failure to do so will render a tender of Duke Realty Notes defective and Prologis OP will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any Prologis Notes delivered pursuant to the exchange offers and to obtain the information necessary to complete the table.
3.   Amount of Tenders.    Tender instructions for each series of Duke Realty Notes will be accepted in authorized denominations of $2,000 and integral multiples of $1,000 in excess thereof, except for the 7.250% Senior Notes due June 15, 2028, which will be accepted in authorized denominations of $1,000 and integral multiples thereof. Book-entry transfers to the exchange agent should be made in the exact principal amount of Duke Realty Notes tendered in respect of which a consent is given.

4.   Signatures on Letter of Transmittal, Instruments of Transfer, Guarantee of Signatures.   For purposes of this Letter of Transmittal, the term “registered holder” means an owner of record as well as any DTC participant that has Duke Realty Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program. Signatures on this Letter of Transmittal need not be guaranteed if:
•
this Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing of DTC as the owner of the Duke Realty Notes and the holder(s) has/have not completed either of the boxes entitled “Special Issuance and Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or

•
the Duke Realty Notes are tendered for the account of an eligible institution.

An eligible institution is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (as the terms are defined in such Rule):
•
a bank;

•
a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

•
a credit union;

•
a national securities exchange, registered securities association or clearing agency; or

•
a savings institution that is a participant in a Securities Transfer Association recognized program.

If any of the Duke Realty Notes tendered are held by two or more registered holders, all of the registered holders must sign this Letter of Transmittal.
Prologis OP will not accept any alternative, conditional, irregular or contingent tenders. By executing this Letter of Transmittal (or a facsimile thereof) or directing DTC to transmit an agent’s message, you waive any right to receive any notice of the acceptance of your Duke Realty Notes for exchange.
If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Prologis OP, evidence satisfactory to Prologis OP of their authority so to act must be submitted with this Letter of Transmittal.
Beneficial owners whose tendered Duke Realty Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if such beneficial owners desire to tender such Duke Realty Notes.
5.   Special Issuance and Delivery Instructions.   If a check is to be issued with respect to the cash due upon exchange for the Duke Realty Notes tendered hereby to a person or to an address other than as indicated in the table entitled “Description of the Duke Realty Notes Tendered and in Respect of Which a Consent is Given,” the signer of this Letter of Transmittal should complete the “Special Issuance and Payment Instructions” and/or “Special Delivery Instructions” boxes on this Letter of Transmittal. All Duke Realty Notes tendered by book-entry transfer and not accepted for exchange will otherwise be returned by crediting the account at DTC designated above for which Duke Realty Notes were delivered.
6.   Transfer Taxes.   Prologis OP will pay all transfer taxes, if any, applicable to the transfer and sale of Duke Realty Notes to Prologis OP in the exchange offers. If transfer taxes are imposed for any other reason, the amount of those transfer taxes, whether imposed on the registered holders or any other persons, will be payable by the tendering holder.
If satisfactory evidence of payment of or exemption from those transfer taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder and/or withheld from any payments due with respect to the Duke Realty Notes tendered by such holder.
7.   U.S. Federal Backup Withholding and Withholding Tax, Tax Identification Number.   U.S. federal income tax law generally requires that a holder of Duke Realty Notes that is a U.S. person, whose notes are accepted for exchange, provide the exchange agent, as payer, with the holder’s correct taxpayer identification number (“TIN”) or otherwise establish a basis for an exemption from backup withholding. For U.S. holders, this information should be provided on Internal Revenue Service (“IRS”) Form W-9. In the case of a holder who is an individual, other than a resident alien, the TIN is his or her social security number. For holders other than individuals, the TIN is an employer identification number. Exempt holders, including, among others, all corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements, but must establish that they are so exempt by providing appropriate certifications on IRS Form W-9, or, for non-U.S. Holders, the applicable IRS Form W-8.
If a tendering holder does not provide the exchange agent with its correct TIN or an adequate basis for an exemption, such holder may be subject to backup withholding on payments made in exchange for any Duke Realty Notes and a penalty imposed by the IRS. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of the holder subject to backup withholding. If backup withholding results in an overpayment of taxes, the taxpayer may obtain a refund from the IRS. Each holder should consult with a tax advisor regarding qualifications for exemption from backup withholding and the procedure for obtaining the exemption.
To prevent backup withholding, each holder of tendered Duke Realty Notes must either (1) provide a completed IRS Form W-9 and indicate either (a) its correct TIN or (b) an adequate basis for an exemption, or (2) provide a completed appropriate IRS Form W-8BEN (or other applicable IRS Form W-8).
Each of Prologis, Prologis OP, Duke Realty, Duke Realty OP and their respective affiliates reserves the right in its sole discretion to take all necessary or appropriate measures to comply with its respective obligations regarding backup withholding.
8.   Validity of Tenders.   All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Duke Realty Notes will be determined by Prologis OP in its sole discretion, which determination will be final and binding. Prologis OP reserves the absolute right to reject any and all tenders of Duke Realty Notes not in proper form or any Duke Realty Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. Prologis OP also reserves the absolute right to waive any defect or irregularity in tenders of Duke Realty Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the terms and conditions of the exchange offers and consent solicitations (including this Letter of Transmittal and the instructions hereto) by Prologis OP shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Duke Realty Notes must be cured within such time as Prologis OP shall determine. None of Prologis, Prologis OP, Duke Realty, Duke Realty OP, the exchange agent, the information agent, the dealer managers or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Duke Realty Notes, nor shall any of them incur any liability for failure to give such notification.
Tenders of Duke Realty Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Duke Realty Notes received by the exchange agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Final Expiration Date of the applicable exchange offer or the withdrawal or termination of such exchange offer.
9.   Waiver of Conditions.   Prologis OP reserves the absolute right to amend or waive any of the conditions in any or all of the exchange offers and consent solicitations.
10.   Withdrawal.   Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption “The Exchange Offers and Consent Solicitations — Procedures for Consenting and Tendering — Withdrawal of Tenders and Revocation of Corresponding Consents.”
11.   Requests for Assistance or Additional Copies.   Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the information agent at the address and telephone number indicated herein.

In order to tender, a holder of Duke Realty Notes should send or deliver a properly completed and signed Letter of Transmittal and any other required documents to the exchange agent at its address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.
The information agent for the exchange offers and consent solicitations is:
D.F. KING & CO., INC.
48 Wall Street
New York, New York
Attn: Michael Horthman
Banks and Brokers Call Collect: 212-269-5500
All Others Please Call Toll-free: (866) 864-7961
Email: duke@dfking.com
The exchange agent for the exchange offers and consent solicitations is:
D.F. KING & CO., INC.
By facsimile:
(For Eligible Institutions Only):
212-709-3328
Confirmation by telephone:
212-232-3233
By mail or hand delivery:
48 Wall Street
New York, New York
Attn: Michael Horthman
The dealer managers for the exchange offers and the solicitation agents for the consent solicitations are:
TD Securities 1 Vanderbilt Avenue, 11th Floor New York, New York 10017 Attention: Liability Management Group Collect: (212) 827-2842 Toll-Free: (866) 584-2096 Email: LM@tdsecurities.com
Wells Fargo Securities
550 South Tryon Street, 5th Floor
Charlotte, North Carolina 28202
Attention: Liability Management Group
Collect: (704) 410-4759
Toll-Free: (866) 309-6316
Email: liabilitymanagement@wellsfargo.com

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

▶ Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type. See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶ ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person** ▶ **Date** ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*

Cat. No. 10231X Form **W-9** (Rev. 10-2018)

Form W-9 (Rev. 10-2018) Page **2**

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See *What is FATCA reporting,* later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the instructions for Part II for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See *Exempt payee code,* later, and the separate Instructions for the Requester of Form W-9 for more information.

Also see *Special rules for partnerships,* earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code,* later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018) Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

a. **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. **Sole proprietor or single-member LLC.** Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

c. **Partnership, LLC that is not a single-member LLC, C corporation, or S corporation.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. **Disregarded entity.** For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC
• LLC treated as a partnership for U.S. federal tax purposes, • LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or • LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018) Page 4

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester,* later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/Businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code,* earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018) Page 5

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships,* earlier.

***Note:** The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018) Page 6

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov.* You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint.* You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Visit *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.